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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 30, 2000

                             Commission File Number:


                       THE MANAGEMENT NETWORK GROUP, INC.
             (Exact name of Registrant as specified in its charter)



                DELAWARE                             48-1129619
                -------                              ----------
      State or other jurisdiction of              (I.R.S. Employer
      incorporation or organization)             Identification No.)

             7300 COLLEGE BLVD., SUITE 302, OVERLAND PARK, KS 66210
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  913-345-9315
               --------------------------------------------------
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
                                 --------------
         (Former name, former address and former fiscal year, if changed since last report.)



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Item 2. ACQUISITION OR DISPOSITION OF ASSETS

        (a) PURCHASE PRICE AND CONSIDERATION

        On August 30, 2000, The Management Network Group, Inc. (the "Registrant" or "TMNG") announced the acquisition of The Weathersby Group, Inc. ("TWG") of Bethesda, Maryland. In a stock purchase agreement between TMNG and the shareholder of TWG (the "Seller"), TMNG agreed to pay, in exchange for all of the outstanding shares of TWG, an amount equal to $19.2 million, as the initial purchase price, payable in 348,157 newly-issued and unregistered shares of common stock, representing $8.0 million calculated at a fixed price of $22.98 per share, and $11.2 million in cash, with $3.5 million of the cash to be placed in escrow and paid out upon full satisfaction (or provision for resolution thereof) of any claims or disputed claims, if any, received by the escrow agent prior to the date which is one year following the commencement of the escrow account.

        On the date of announcement of the acquisition, the closing price of TMNG's common stock was $22.81 per share.

        TMNG further agreed to pay an amount up to $9.0 million of additional consideration, consisting of $2.5 million cash consideration and $6.5 million stock consideration, contingent on TWG achieving certain performance targets in 2001. Consideration will be paid-out if the performance targets are met on March 31, 2002.

        The acquisition was completed on September 5, 2000.

        (b) ASSETS OF THE BUSINESS PURCHASED AND INTENDED USE OF THE ASSETS

        Through the merger, TMNG will fold its Marketing and Customer Relationship Management (CRM) practice, launched earlier this year, into TWG to create a new wholly owned TMNG subsidiary, TWG Marketing. TWG Marketing will operate as a full service marketing telecommunications consulting practice to the encompassing product development and positioning, strategy, CRM and loyalty programs, communications, and channel management, among other services. TWG Marketing will be led by Amanda Weathersby, the founder and CEO of TWG.

        (c) SOURCE OF THE FUNDS USED IN THE ACQUISITION

        In addition to TMNG common stock, the funding for the acquisition was provided from available cash resources.

        (d) ACCOUNTING

        The transaction will be accounted for using purchase accounting.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) FINANCIAL STATEMENTS

        Registrant expects to file the financial information required by this item by amendment within 60 days of September 14, 2000.

        (b) PRO FORMA FINANCIAL INFORMATION

        Registrant expects to file the financial information required by this item by amendment within 60 days of September 14, 2000.

        (c) EXHIBITS

        A copy of the Stock Purchase Agreement dated August 30, 2000 between The Management Network Group, Inc. and the shareholder of The Weathersby Group, Inc. is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

        A copy of the press release issued by the Registrant on August 30, 2000 concerning the completion of the foregoing transaction is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2000             The Management Network Group, Inc.


                                      By: /s/ Donald E. Klumb
                                         ---------------------------------------
                                         Donald E. Klumb
                                         Executive Vice President and
                                         Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit
Number                     Description of Document
-------                    -------------------------------
 2.1                       Stock Purchase Agreement, dated August 30, 2000
                           between Registrant and the shareholder of
                           The Weathersby Group, Inc.

 99.1 Press Release of Registrant, dated August 30, 2000, announcing the completion of the acquisition of The
                           Weathersby Group, Inc., a Maryland corporation.



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